EXHIBIT 99.1

For more information, contact:

William M. Lowe, Jr.

COO & CFO, Unifi, Inc.
(336) 316-5664
Unifi Announces Timing of Kinston Facility Acquisition

GREENSBORO, N.C. - September 2, 2004 - Unifi, Inc. (NYSE:UFI), today announced that the previously publicized acquisition of the INVISTA polyester filament manufacturing assets located in Kinston, N.C. is scheduled to close on or about September 30, 2004. The Company has received clearance of the transaction from the appropriate regulatory authorities.

The company will host a conference call in early October after the Kinston transaction closes to discuss its plans for integrating this facility within Unifi.

Unifi is one of the world's leading producers and processors of textured yarns. Its primary business is the texturing, dyeing, twisting, covering, and beaming of multi-filament polyester and nylon yarns. Unifi's textured yarns are found in home furnishings, apparel and industrial fabrics, automotive, upholstery, hosiery, and sewing thread. For more information, please visit www.unifi-inc.com.

INVISTA is an integrated polymers, intermediates and fibers business with a global presence in more than 40 countries. It operates six business segments: Apparel; Performance Fibers; Interiors; Intermediates; Polymer and Resins; and Textile Fibers. INVISTA delivers exceptional value for its customers through market insights and technology innovations, along with a powerful portfolio of the most recognized global brands and trademarks in the fibers, apparel, and interiors industries, including: LYCRA®, STAINMASTER®, ANTRON®, COOLMAX®, THERMOLITE®, CORDURA®, SUPPLEX®, TACTEL®, Polarguard®, ESP®, and Avora®FR, and in the specialty chemicals business: CORFREE® , DYTEK® , ADI-Pure® , Terate® Polyols, and TERATHANE® .. More information on INVISTA can be found at www.INVISTA.com.

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Forward-Looking Statements:

Unifi Announces Timing of Kinston Facility Acquisition
September 2, 2004

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal security laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, the continuation and magnitude of the Company's common stock repurchase program and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

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